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                                                                     EXHIBIT 1.1

                             UNDERWRITING AGREEMENT



                               Sprint Corporation

                           Sprint Capital Corporation

                             60,000,000 Equity Units

August 7, 2001




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                                                              New York, New York
                                                                  August 7, 2001



JP Morgan
60 Wall Street
New York, NY 10260

Merrill Lynch & Co.
4 World Financial Center
New York, NY 10080

UBS Warburg LLC
299 Park Avenue
New York, NY 10171

As Representatives of the several Underwriters named in Schedule II hereto,


Dear Sirs and Mesdames:

     Sprint Corporation, a Kansas corporation ("Sprint"), proposes to sell to the several underwriters named in Schedule II hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, an aggregate of 60,000,000 Equity Units (the "Equity Units") of the Company, which will initially consist of 60,000,000 units referred to as "Corporate Units" with a stated amount, per Corporate Unit, of $25 (the "Stated Amount")(the "Firm Corporate Units"). The Corporate Units will initially consist of (a) a stock purchase contract (the "Purchase Contract") under which the holder will agree to purchase from the Company on August 17, 2004 (the "Purchase Contract Settlement Date"), for an amount of cash equal to the Stated Amount, a number of newly issued shares of PCS Common Stock, Series 1, $1.00 par value per share (the "PCS Common Stock") equal to the Settlement Rate (as defined in the Purchase Contract Agreement referred to below) and (b) a $25 aggregate principal amount 6% senior note due August 17, 2006, issued by our wholly owned finance subsidiary, Sprint Capital Corporation ("Sprint Capital"; Sprint Capital, together with Sprint jointly and severally, being hereafter called the "Company") guaranteed by Sprint (a "guarantee") (each, a "Note" and collectively the "Notes") pursuant to the Indenture (as defined below).

     Sprint also proposes to sell to the several underwriters not more than an additional 9,000,000,000 Corporate Units (the "Additional Corporate Units") if and to the extent that you, as Representatives, shall have determined to exercise, on behalf of the Underwriters, the right to purchase such Corporate Units granted to the Underwriters in Section 2 hereof. The

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Firm Corporate Units and the Additional Corporate Units are hereinafter collectively referred to as the "Securities".

     The Notes that will initially constitute a component of the Corporate Units are hereinafter referred to as the "Underlying Notes". In accordance with the terms of the Purchase Contract Agreement to be dated as of the Closing Date (the "Purchase Contract Agreement"), between Sprint and Bank One, N.A., as Purchase Contract Agent (the "Purchase Contract Agent"), the Underlying Notes will be pledged by the Purchase Contract Agent, on behalf of the holders of the Securities, to Bank One, N.A., as Collateral Agent (the "Collateral Agent"), pursuant to the Pledge Agreement, to be dated as of the Closing Date (the "Pledge Agreement"), among the Company, the Purchase Contract Agent and the Collateral Agent, to secure the holders' obligations to purchase PCS Common Stock under the Purchase Contracts. The shares of PCS Common Stock issuable pursuant to the Purchase Contracts are hereinafter called the "Purchase Contract Shares".

     The Notes will be issued pursuant to the indenture dated as of October 1, 1998, among Sprint, Sprint Capital and Bank One, N.A., as trustee, as supplemented by a first supplemental indenture dated as of January 15, 1999 (the "Indenture").

     Pursuant to a Remarketing Agreement (the "Remarketing Agreement") to be dated as of the Closing Date, among the Company, the Purchase Contract Agent and UBS Warburg LLC, as remarketing agent (the "Remarketing Agent") the Notes may be remarketed, subject to certain terms and conditions. The Remarketing Agreement contemplates that, in connection with any such remarketing, the Company and the Remarketing Agent will enter into a Supplemental Remarketing Agreement (the "Supplemental Remarketing Agreement") in substantially the form attached as Exhibit A to the Remarketing Agreement.

     As used in this Agreement, the term "Operative Documents" means this Agreement, the Purchase Contract Agreement (including the Purchase Contracts), the Pledge Agreement, the Remarketing Agreement, the Notes, the Indenture and the Corporate Units.

     The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement, including a prospectus, relating to the Securities and the Purchase Contract Shares (Commission file no. 333-65402). The registration statement as amended at the time it became effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the "Securities Act"), is hereinafter referred to as the "Registration Statement"; the prospectus included in such Registration Statement, as supplemented to reflect the terms of the Securities and the terms of the Offering of the Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) under the Securities Act, including all material incorporated by reference therein, is hereinafter referred to as the "Prospectus". If the Company has filed an abbreviated registration statement to register additional Securities pursuant to Rule 462(b) under the Securities Act (the "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement"


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shall be deemed to include such Rule 462 Registration Statement. Any reference herein to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the effective date of the Registration Statement or the issue date of such preliminary prospectus or the Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the effective date of the Registration Statement or the issue date of any preliminary prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference.

                   1. Representations and Warranties of the Company. The Company represents and warrants to and agrees with the Underwriters that:

                  (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the knowledge of the Company, threatened by the Commission.

                  (b) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) the Registration Statement and any amendments thereto, as of their respective effective dates, did not contain or, as the case may be, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement and any of the amendments thereto, as of their respective effective dates, and the Prospectus, as of its issue date and, as amended or supplemented, if applicable, as of the Closing Date (as defined in Section 4 hereof), complied or will comply in all material respects with the Trust Indenture Act of 1939, the Securities Act and the applicable rules and regulations of the Commission thereunder and (iv) the Prospectus, as of its issue date and, as amended or supplemented, if applicable, as of the Closing Date does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to (i) statements or omissions in the Registration Statement or the Prospectus or any amendment or supplement thereto based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein or (ii) those exhibits to the Registration Statement that constitute the Statement of Eligibility (Form T-1) of the Trustee.


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                  (c) Sprint has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a material adverse effect on Sprint and its subsidiaries, taken as a whole.

                  (d) Each subsidiary of Sprint that would be a "significant subsidiary" of Sprint within the meaning of Rule 1-02 under Regulation S-X promulgated by the Commission, substituting five percent for ten percent in the conditions specified therein and substituting "proportionate share of the total net revenue (after intercompany eliminations)" for "equity in the income from continuing operations before income taxes, extraordinary items and cumulative effect of a change in accounting principle" and "such revenue" for "such income" in clause (3) of such definition (each a "Material Subsidiary"), has been duly incorporated or otherwise organized, is validly existing as a corporation, limited liability company, or partnership, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or organization, has the corporate, limited liability company, or partnership, as the case may be, power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a material adverse effect on Sprint and its subsidiaries, taken as a whole; all of the outstanding shares of capital stock of each subsidiary of Sprint have been duly and validly authorized and issued, are fully paid and non-assessable and, except as otherwise set forth or incorporated by reference in the Prospectus, are owned directly or indirectly by Sprint, free and clear of all liens, encumbrances, equities or claims.

                  (e) This Agreement has been duly authorized, executed and delivered by the Company, and the Company has, and on the Closing Date will have, the corporate power to enter into this Agreement and perform its obligations hereunder.

                  (f) The authorized equity capitalization of Sprint is as set forth in the Prospectus under the captions "Authorized Capital Stock" and "Capitalization", and the Securities conform in all material respects to the description thereof contained in the Prospectus.


                  (g) All outstanding shares of Common Stock have been duly authorized and are validly issued, fully paid and non-assessable.


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                  (h) The Remarketing Agreement has been duly authorized by the
         Company and Sprint Capital and when executed and delivered by the Company and Sprint Capital will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject, as to enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights and remedies of creditors generally and to the effect of general principles of equity, and except as indemnification or contribution obligations may be limited under applicable laws and public policy, and will conform in all material respects to the description thereof in the Prospectus. The Supplemental Remarketing Agreement has been duly authorized by the Company and, at the date of the Supplemental Remarketing Agreement and at the Remarketing Closing Date (as defined in Schedule I to the Supplemental Remarketing Agreement), will have been duly executed and delivered by the Company.

                  (i) Each of the Purchase Contract Agreement, the Pledge Agreement, the Notes (including the guarantees related thereto) has been duly authorized and when executed and delivered by Sprint and/or Sprint Capital, as applicable (in the case of the Notes, in accordance with the Indenture), will constitute the valid and binding obligations of Sprint and/or Sprint Capital, as applicable, enforceable against Sprint and/or Sprint Capital, as applicable, in accordance with its terms, subject, as to enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights and remedies of creditors generally and the effect of general principles of equity and will conform in all material respects to the description thereof in the Prospectus. The Notes will be entitled to the benefits of the Indenture.

                  (j) The Indenture has been duly authorized, executed and delivered and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms, subject, as to enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights and remedies of creditors generally and the effect of general principles of equity. The Indenture has been qualified under the Trust Indenture Act.

                  (k) The Corporate Units have been duly authorized and when executed and delivered by Sprint will constitute the valid and binding obligations of Sprint enforceable against Sprint in accordance with their terms, subject, as to enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights and remedies of creditors generally and the effect of general principles of equity, and will conform in all material respects to the description thereof in the Prospectus. The Corporate Units and the Purchase Contract Shares have been duly registered under the Exchange Act and have been authorized for listing on the New York Stock Exchange, subject to official notice of issuance; and the issuance of the Corporate Units is not subject to preemptive or other rights to

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         subscribe for the Securities pursuant to Sprint's Articles of
         Incorporation or the Kansas General Corporation Code.

                  (l) The Purchase Contract Shares issuable pursuant to the Purchase Contract Agreement have been duly authorized and reserved for issuance by Sprint and, when issued and delivered in accordance with the provisions of the Purchase Contract Agreement, will be validly issued and fully paid and non-assessable; and the issuance of such Purchase Contract Shares is not and will not be subject to preemptive or other rights to subscribe for the Securities pursuant to Sprint's Articles of Incorporation or the Kansas General Corporation Code.

                  (m) The execution and delivery by Sprint and/or Sprint Capital, as applicable, of, and the performance by Sprint and/or Sprint Capital, as applicable, of its obligations under, the Operative Documents (i) has not and will not violate any provision of the articles of incorporation or by-laws of Sprint and/or Sprint Capital, as applicable, and (ii) has not and will not violate any provision of law applicable to Sprint or any of its subsidiaries, any agreement or other instrument binding upon Sprint or any of its subsidiaries or any judgment, order or decree of any governmental body, agency or court having jurisdiction over Sprint or any subsidiary, except in each case set forth in this clause (ii) for violations that would not reasonably be expected to have a material adverse effect on Sprint and its subsidiaries, taken as a whole, or the Company's ability to perform its obligations hereunder; and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the execution, delivery or performance of this Agreement by the Company, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities.

                  (n) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of Sprint and its subsidiaries, taken as a whole, from that set forth in the Prospectus.

                  (o) There are no legal or governmental proceedings pending or, to the knowledge of Sprint, threatened to which Sprint or any of its subsidiaries is a party or to which any of the properties of Sprint or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus that are not described as required. There are no contracts or other documents required to be filed as exhibits to the Registration Statement that are not filed as required.

                  (p) The Prospectus, and any supplement thereto, filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities

         Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

                  (q) Sprint is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

                  (r) Sprint and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses material to Sprint and its subsidiaries, taken as a whole, and neither Sprint nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, could reasonably be expected to have a material adverse effect on Sprint and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

                  (s) Sprint and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except, in the case of all matters set forth in clauses
         (i), (ii) and (iii), as set forth in the Prospectus and except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals could not reasonably be expected to, singly or in the aggregate, have a material adverse effect on Sprint and its subsidiaries, taken as a whole.

                  (t) There are no costs or liabilities known to the Company associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which could reasonably be expected to, singly or in the aggregate, have a material adverse effect on Sprint and its subsidiaries, taken as a whole.

                  (u) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to register any securities pursuant to the Registration Statement, except such rights as have been both (i) referred to or incorporated by reference in the Prospectus and (ii) waived or satisfied.


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                  (v) Ernst & Young LLP and Deloitte & Touche LLP, whose reports on the consolidated financial statements of Sprint and its subsidiaries are filed with the Commission as part of the Registration Statement and Prospectus, are each independent public accountants with respect to Sprint as required by the Securities Act.

                  (w) The audited and unaudited financial statements and schedules included in the Registration Statement and the Prospectus present fairly in all material respects the consolidated financial position of Sprint and its subsidiaries as of the dates indicated and the consolidated results of operations and cash flows of Sprint and its subsidiaries for the periods specified; such financial statements and schedules have been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

                  (x) The Company after giving effect to the offering and sale of the securities and the application of the proceeds thereof as described in the Prospectus will not direct an aggregate of 10% or more of the net proceeds of the offering of the Securities to National Association of Securities Dealers, Inc. members participating in the distribution of the Securities.

                  2. Agreements to Sell and Purchase. Upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, Sprint hereby agrees to sell to the several Underwriters, and each Underwriter, agrees, severally and not jointly, to purchase from Sprint at $ per Corporate Unit (the "Purchase Price") the number of Firm Corporate Units set forth in Schedule II hereto opposite the name of such Underwriter.

                  On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, Sprint agrees to sell to the Underwriters the Additional Corporate Units, and the Underwriters shall have a one-time right to purchase, severally and not jointly, 9,000,000,000 Additional Corporate Units at the Purchase Price. If you, on behalf of the Underwriters, elect to exercise such option, you shall so notify Sprint in writing at least three business days in advance of the Option Closing Date and not later than 30 days after the date of this Agreement, which notice shall be irrevocable and shall specify the number of Additional Corporate Units to be purchased by the Underwriters and the date on which such Additional Corporate Units are to be purchased. Such date may be the same as the Closing Date (as defined below) but not earlier than the Closing Date nor later than ten business days after the date of such notice. Additional Corporate Units may be purchased as provided in Section 4 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Corporate Units. If any Additional Corporate Units are to be purchased, each Underwriter agrees, severally and not jointly, to purchase from Sprint, the number of Additional Corporate Units that bears the same proportion to the total number of Additional Corporate Units to be purchased as the number of Firm Corporate Units set forth in Schedule II hereto opposite the name of such Underwriter bears to the total number of Firm Corporate Units.

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                  The Company hereby agrees that, without the prior written
consent of any two of J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Warburg LLC on behalf of the Underwriters, it will not, during the period ending 90 days after the date of the Prospectus, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of any series of PCS Common Stock or any securities convertible into or exercisable or exchangeable for shares of any series of PCS Common Stock or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of PCS Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of PCS Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the issuance and sale of PCS Common Stock in the offering being conducted concurrently with this offering, (B) any transaction pursuant to any employee or director benefit plan in effect on the date of the Prospectus or the registration of any such transaction, (C) issuances of PCS Common Stock upon conversion of outstanding shares of Preferred Stock -- Seventh Series, Convertible, or upon exercise of outstanding warrants to purchase PCS Common Stock, (D) issuances of PCS Common Stock pursuant to Sprint's rights plan in effect on the date of the Prospectus,
(E) issuances of PCS Common Stock or securities convertible into or exchangeable for PCS Common Stock in connection with acquisitions, or mergers or in connection with strategic or other significant investments; provided that in each case set forth in this clause (E) the recipient of such PCS Common Stock or securities convertible into or exchangeable for PCS Common Stock agrees to be bound for any remaining portion of such 90 day period on the above terms (except that recipients of PCS Common Stock or securities convertible into or exchangeable for PCS Common Stock in connection with the acquisition by Sprint of a company whose shares are publicly traded need not so agree), (F) registrations of PCS Common Stock for, or issuances of PCS Common Stock to, Comcast Corporation, Cox Communications, Inc. and Liberty PCS Trust or any affiliate upon any exercise of their equity purchase rights or registration rights, (G) issuances, or registrations, of shares of PCS Common Stock which are issuable to France Telecom ("FT"), Deutsche Telekom AG or any affiliate ("DT") or third parties in respect of the shares of Sprint's Class A Common Stock and PCS Common Stock, Series 3 held by FT and DT as of the date of this Agreement,
(H) issuances of Equity Units, Corporate Units, Purchase Contracts or Purchase Contract Shares to be sold hereunder or (I) issuances of treasury units (as defined in the Prospectus) or Corporate Units to be created or recreated upon substitution of pledged securities.

                  3. Terms of Public Offering. The Company is advised by you that the Underwriters propose to make a public offering of their respective portions of the Securities as set forth in the Prospectus. The Company is further advised by you that the Securities are to be offered to the public initially at $25 per Corporate Unit (the "Public Offering Price") and to certain dealers selected by you at a price that represents a concession not in excess of $0.65 per Corporate Unit under the Public Offering Price.

                  4. Payment and Delivery. Payment for the Firm Corporate Units shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Firm Corporate Units for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on August 10, 2001, or at such other time on the same or such other date, not more than five business days later, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "Closing Date".

                  Payment for any Additional Corporate Units shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Additional Corporate Units for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on the date specified in the notice described in Section 2 or at such other time on the same or on such other date, in any event not later than September 30, 2001, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "Option Closing Date".

                  The certificates evidencing the Firm Corporate Units and the Additional Corporate Units shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Securities to the Underwriters duly paid, against payment of the Purchase Price therefor.

                  5. Conditions to the Obligations of the Underwriters and the Company. The several obligations of Sprint to sell the Securities to the Underwriters and the several obligations of the Underwriters to purchase and pay for the Securities on the Closing Date are subject to the condition that the Registration Statement shall have been declared effective by the Commission prior to the Closing Date and that no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission at the Closing Date.

                  The several obligations of the Underwriters to purchase and pay for the Securities on the Closing Date are subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Closing Date, the accuracy of the statements by the Company made in any certificates pursuant to the provisions hereof, the performance by the Company of its obligations hereunder and to the following additional conditions:

                  (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of Sprint and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Firm Corporate Units on the terms and in the manner contemplated in the Prospectus.

                  (b) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of Sprint to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as if made on the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

                  The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

                  (c) The Underwriters shall have received on the Closing Date an opinion of King & Spalding, outside counsel for the Company, dated the Closing Date, to the effect that:

                           (i) the Registration Statement has become effective
                  under the Act, any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b), and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened;

                           (ii) the statements (A) in the Prospectus under the
                  captions "Certain Federal Income Tax Consequences" and "Certain U.S. Federal Income Tax Consequences to Non-United States Holders" and (B) in the Registration Statement in Item 15, in each case insofar as such statements constitute summaries of the documents (or provisions thereof) or statutes and regulations (or provisions thereof) referred to therein, fairly present the information called for with respect to such documents (or provisions thereof) and statutes and regulations (or provisions thereof) and fairly summarize in all material respects such documents (or provisions thereof) or statutes and regulations (or provisions thereof);

                           (iii) Sprint is not, and after giving effect to the
                  offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

                           (iv) the Registration Statement, as of its effective
                  date, and the Prospectus, as of its issue date and, as amended or supplemented, if applicable, as of the Closing Date, complied as to form in all material respects with the requirements of the Securities Act and the rules and regulations thereunder (in each case other than (A) the financial statements and notes thereto, the financial statement schedules and the other financial and statistical data included or incorporated by reference therein, (B) the Statement of Eligibility (Form T-1) of the Trustee and (C) the documents and other information incorporated by reference therein, as to which we express no opinion);

                           (v) each of the Purchase Contract Agreement, the
                  Remarketing Agreement, the Pledge Agreement, the Indenture and the Notes (including the guarantees related thereto), when executed and delivered by Sprint and/or Sprint Capital, as applicable, will constitute the valid and binding obligations of Sprint and/or Sprint Capital, as applicable, enforceable against Sprint or Sprint Capital, as applicable, in accordance with their terms, subject, as to enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights and remedies of creditors generally and the effect of general principles of equity, and solely with respect to the opinion as to enforceability of the Remarketing Agreement, except as indemnification or contribution obligations may be limited under applicable laws and public policy; and

                           (vi) the Corporate Units, when executed and delivered
                  by Sprint and duly authorized in accordance with the terms of the Purchase Contract Agreement and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement and assuming that the certificates evidencing the Corporate Units have been executed by the Purchase Contract Agent as attorney-in-fact for the holders thereof, will constitute the valid and binding obligations of Sprint enforceable against Sprint in accordance with their terms, subject, as to enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights and remedies of creditors generally and the effect of general principles of equity, and will conform in all material respects to the description thereof in the Prospectus.

                  In addition, such counsel shall state that although it does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (except as set forth in paragraph
                  (ii) above), nothing has come to its attention that causes such counsel to believe that (a) the Registration Statement (other than (i) the financial statements and notes thereto, the financial statement schedules and the other financial and statistical data included or incorporated by reference therein, (ii) the Statement of Eligibility (Form T-1) of the Trustee and (iii) the documents and other information incorporated by reference therein, as to which such counsel expresses no belief), as of its effective date, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (b) the Prospectus (other than (i) the financial statements and notes thereto, the financial statement schedules and the other financial and statistical data included or incorporated by reference therein and (ii) the documents and other information incorporated by reference therein, as to which such counsel expresses no belief), as of its issue date or, as amended or supplemented, if applicable, as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (d) The Underwriters shall have received on the Closing Date an opinion of Thomas A. Gerke, Vice President, Corporate Secretary and Associate General Counsel of Sprint, dated the Closing Date, to the effect that:

                  (i) Sprint has been duly incorporated in the state of Kansas, is validly existing as a corporation in good standing under the laws of the state of Kansas, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a material adverse effect on Sprint and its subsidiaries, taken as a whole;

                  (ii) each Material Subsidiary of Sprint has been duly incorporated or otherwise organized, is validly existing as a corporation, limited liability company, or partnership, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or organization, has the corporate, limited liability company, or partnership, as the case may be, power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a material adverse effect on Sprint and its subsidiaries, taken as a whole;

                  (iii) the authorized equity capitalization of Sprint is as set forth in the Prospectus under the captions "Authorized Capital Stock" and "Capitalization", and the PCS Common Stock conforms in all material respects to the description thereof contained in the Prospectus;

                  (iv) all outstanding shares of PCS Common Stock have been duly authorized and are validly issued, fully paid and non-assessable;

                  (v) The Purchase Contract Shares subject to the Purchase Contracts underlying the Securities have been duly authorized and reserved for issuance by Sprint and, when issued and delivered in accordance with the provisions of the Purchase Contract Agreement, will be validly issued and fully paid and non-assessable; and the issuance of such Purchase Contract Shares is not and will not be subject to preemptive or other rights to subscribe for the Securities pursuant to Sprint's Articles of Incorporation or the Kansas General Corporation Code.

                           (vi) each of the Operative Documents and the guarantees related to the Notes has been duly authorized, executed and delivered by Sprint and/or Sprint Capital, as applicable, and each of Sprint and Sprint Capital has the corporate power to enter into this Agreement and perform its obligations hereunder;

                           (vii) the execution and delivery by Sprint and/or Sprint Capital, as applicable, of, and the performance by Sprint and/or Sprint Capital, as applicable, of their respective obligations under, the Operative Documents (i) will not violate any provision of the articles of incorporation or by-laws of Sprint and/or Sprint Capital
         (ii) to such counsel's knowledge, will not violate any provision of law applicable to Sprint or any of its subsidiaries, any agreement or other instrument binding upon Sprint or any of its subsidiaries, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over Sprint or any subsidiary, except in each case set forth in this clause (ii) for violations that would not reasonably be expected to have a material adverse effect on Sprint and its subsidiaries, taken as a whole, or Sprint and Sprint Capital's ability to perform their respective obligations hereunder; and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the execution, delivery or performance of this Agreement by Sprint or Sprint Capital, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities;

                           (viii) to such counsel's knowledge, (a) there are no legal or governmental proceedings pending or threatened to which Sprint or any of its subsidiaries is a party or to which any of the properties of Sprint or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described, (b) there are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus that are not described as required and (c) there are no contracts or other documents required to be filed as exhibits to the Registration Statement that are not filed as required;

                           (ix) no filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, the Federal Communications Commission is necessary or required for the due authorization, execution or delivery by the Company of this Agreement or for the performance by the Company of the transactions contemplated under the Prospectus or this Agreement; and

                           (x) each document filed pursuant to the Exchange Act and incorporated by reference in the Registration Statement and the

         Prospectus (other than the financial statements and notes thereto, the financial statement schedules and the other financial and statistical data included or incorporated by reference therein and the Statement of Eligibility (Form T-1) of the Trustee, as to which such counsel expresses no opinion), as of its filing date, complied as to form in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder.

                  In addition, such counsel shall state that although he does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, nothing has come to his attention that causes such counsel to believe that (a) the Registration Statement (other than the financial statements and notes thereto, the financial statement schedules and the other financial and statistical data included or incorporated by reference therein and the Statement of Eligibility (Form T-1) of the Trustee, as to which such counsel expresses no belief), as of its effective date, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (b) the Prospectus (other than the financial statements and notes thereto, the financial statement schedules and the other financial and statistical data included or incorporated by reference therein, as to which such counsel expresses no belief), as of its issue date or, as amended or supplemented, if applicable, as of the Closing Date, contained or contains an untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (e) The Underwriters shall have received on the Closing Date an opinion of Cravath, Swaine & Moore, counsel for the Underwriters, dated the Closing Date, covering the matters referred to in Section 5(d)(iii), Section 5(c)(ii) (but only as to the statements in the Prospectus under the caption "Underwriters") and in Section 5(c)(iv) above.

                  With respect to the last paragraph in Section 5(c)(iv) above, King & Spalding and Cravath, Swaine & Moore may state that their belief is based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and documents incorporated by reference and review and discussion of the contents thereof, but are without independent check or verification, except as specified.

                  The opinions of King & Spalding described in Section 5(c) and of Thomas A. Gerke described in Section 5(d) shall be rendered to the Underwriters at the request of the Company and shall so state therein.

                  (f) The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance reasonably satisfactory to the Underwriters, from Ernst & Young LLP, independent public accountants, with respect to Sprint and Deloitte & Touche LLP, independent public accountants, with respect to certain subsidiaries of Sprint, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Registration Statement and the Prospectus; provided that the letters delivered on the Closing Date shall use a "cut-off date" not earlier than the date hereof.

                  (g) The Representatives and the Company shall have received from counsel for the Purchase Contract Agent and the Collateral Agent ("Bank One, N.A."), such opinion or opinions, dated the Closing Date and addressed to the Representatives and the Company to the effect that:

                           (i) Bank One, N.A. is duly incorporated and is
                  validly existing as a banking corporation with trust powers under the laws of the United States with all necessary power and authority to execute, deliver and perform its obligations under the Purchase Contract Agreement and the Pledge Agreement;

                           (ii) the execution, delivery and performance by Bank
                  One, N.A. of the Purchase Contract Agreement and the Pledge Agreement, and the authentication and delivery of the Securities have been duly authorized by all necessary corporate action on the part of Bank One, N.A. The Purchase Contract Agreement and the Pledge Agreement have been duly executed and delivered by Bank One, N.A., and constitute the legal, valid and binding obligations of Bank One, N.A., enforceable against Bank One, N.A. in accordance with their terms, subject, as to enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights and remedies of creditors generally and to the effect of general principles of equity;

                           (iii) the execution, delivery and performance
                  of the Purchase Contract Agreement Bank One, N.A. and the Pledge Agreement Bank One, N.A. does not conflict with or constitute a breach of the charter or by-laws of the Purchase Contract Agent; and

                           (iv) no consent, approval or authorization
                  of, or registration with or notice to, any New York or federal governmental authority or agency is required for the execution, delivery or performance by Bank One, N.A. of the Purchase Contract Agreement and the Pledge Agreement.

         (h) As a condition to the obligations of the Company, there shall not have occurred a Tax Event (as defined in the Purchase Contract Agreement).

                  The Company shall have furnished to the Underwriters such further information, certificates and documents as the Underwriters may reasonably request.

                  The several obligations of the Underwriters to purchase Additional Corporate Units hereunder are subject to the delivery to you on the Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Additional Corporate Units and other matters related to the issuance of the Additional Corporate Units.

                  6. Covenants of the Company. In further consideration of the agreements of the Underwriters herein contained, the Company covenants with each Underwriter as follows:

                  (a) To furnish to each of you without charge, one signed copy of the Registration Statement (including exhibits thereto and documents incorporated by reference) and to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto but including documents incorporated by reference) and, during the period mentioned in paragraph (c) below, as many copies of the Prospectus, any documents incorporated by reference, and any supplements and amendments thereto as you may reasonably request.

                  (b) Before amending or supplementing the Registration Statement or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement (other than any document required to be filed pursuant to the Exchange Act) and not to file any such proposed amendment or supplement (other than any document required to be filed pursuant to the Exchange Act) to which you reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

                  (c) If, during such period after the first date of the public offering of the Securities as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Securities may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law; provided that, notwithstanding the foregoing, the expense of preparing, filing and furnishing any such amendment or supplement to the Prospectus nine months or more after the first date of the public offering shall be borne by the Underwriters or dealers that are required to deliver the Prospectus, as amended or supplemented.

                  (d) To endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request; provided, however, that the Company will not be required to qualify, register or take other actions with respect to the Securities in any jurisdiction where, in order to do so, the Company would have to qualify to do business as a foreign corporation or to file a general consent to service of process.

                  (e) To make generally available to Sprint's security holders and to you as soon as practicable, and in any event, not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act) an earnings statement that satisfies the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

                  7. Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company agrees to pay or cause to be paid all expenses incident to the performance of their obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel and the Company's accountants in connection with the registration and delivery of the Securities under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) the cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the Securities under state securities laws and all expenses in connection with the qualification of the Securities for offer and sale under state securities laws as provided in Section 6(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum (which shall not in any case exceed $5,000 without the written consent of the Company), (iii) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Securities by the National Association of Securities Dealers, Inc., (iv) the cost of printing certificates representing the Securities, (v) the costs and charges of any transfer agent, registrar or depositary, (vi) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Securities, including, without limitation, travel and lodging expenses of the representatives and officers of the Company and the cost of any aircraft owned by the Company or chartered by the Company in connection with the road show (provided that the Underwriters will reimburse the Company for the air travel expenses of the Underwriters on any such aircraft at commercial rates currently in effect) and (vii) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 8 entitled "Indemnity and Contribution", and the last paragraph of Section 10 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Securities by them and any advertising expenses connected with any offers they may make.

                  8. Indemnity and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by or on behalf of any Underwriter through you expressly for use therein; provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Securities, or any person controlling such Underwriter, if it shall be established that a copy of the Prospectus was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Securities to such person, and if the Prospectus would have cured the defect giving rise to such losses, claims, damages or liabilities, unless such failure is the result of noncompliance by the Company with Section 6(a) or Section 6(c).

                  (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Underwriter furnished to the Company in writing by or on behalf of such Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

                  (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b), such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve such indemnifying party from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or
         (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and (ii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section. In the case of any such separate firm for the Underwriters and such control persons of any Underwriters, such firm shall be designated in writing jointly by the Representatives. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request, (ii) such request sets forth the terms of the proposed settlement and (iii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnitycould have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                  (d) To the extent the indemnification provided for in Section 8(a) or 8(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Securities or
         (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Securities (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Securities. The relative fault of the Company and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective number of Securities they have purchased hereunder, and not joint.

                  (e) The Company and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

                  (f) The indemnity and contribution provisions contained in this Section 8 and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, or the Company, its officers or directors or any person controlling the Company and
         (iii) acceptance of and payment for any of the Securities.

                  9. Termination. This Agreement shall be subject to termination by notice given by you to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on the New York Stock Exchange, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses 9(a)(i) through 9(a)(iv), such event, singly or together with any other such event, makes it, in your judgment, impracticable to market the Firm Corporate Units on the terms and in the manner contemplated in the Prospectus.

                  10. Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

         If, on the Closing Date or the Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Securities that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Securities to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Corporate Units set forth opposite their respective names in Schedule II bears to the aggregate number of Firm Corporate Units set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Securities that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 10 by an amount in excess of one-ninth of such number of Securities without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Corporate Units and the aggregate number of Firm Corporate Units with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Corporate Units to be purchased, and arrangements satisfactory to you and the Company for the purchase of such Firm Corporate Units are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. If, on the Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Corporate Units and the aggregate number of Additional Corporate Units with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Corporate Units to be purchased, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase Additional Corporate Units or
         (ii) purchase not less than the number of Additional Corporate Units that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

                  If this Agreement shall be terminated by the Underwriters, or any of them, (i) because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, (ii) pursuant to Section 9 or (iii) if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters or such persons as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such persons in connection with this Agreement or the offering contemplated hereunder.

     11. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     12. Notices. All communications under this Agreement will be in writing and effective only on receipt, and, if sent to the Underwriters, will be mailed, delivered or telefaxed to J.P. Morgan Securities Inc., 60 Wall Street, New York, NY 10260 (fax no. (212) 648-5968), attention Legal Department, Merrill Lynch, Pierce, Fenner and Smith Incorporated, 4 World Financial Center, New York, NY 10080 (fax no. (212) 738-0802), attention Mitch Theiss, and UBS Warburg LLC, 299 Park Avenue, New York, NY 10171 (fax no. (212) 821-3285), attention Legal Department or if sent to the Company, will be mailed, delivered or telefaxed to Sprint Corporation, 2330 Shawnee Mission Parkway, Westwood, KS 66205, U.S.A., attention Corporate Secretary (fax no. (913) 624-2256), and if faxed, any such notice shall be confirmed in writing, with a copy to King & Spalding, 1185 Avenue of the Americas, New York, NY 10036, attention Mary A. Bernard, Esq. (fax no. (212) 556-2222).

     13. Governing Law; Dispute Resolution. (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York (regardless of the laws that might otherwise govern under applicable principles of conflicts of law).

     (b) The Company irrevocably consents and agrees that any legal action, suit or proceeding by the Underwriters or any person controlling any of the Underwriters (a "Specified Party") with respect to their rights, obligations or liabilities under or arising out of or in connection with this Agreement shall be brought by such party only in the United States District Court for the Southern District of New York or, in the event (but only in the event) such court does not have subject matter jurisdiction over such action, suit or proceeding, in the courts of the State of New York sitting in the Borough of Manhattan, New York City, and the Company hereby irrevocably waives any claim that such proceeding has been brought in an inconvenient forum and irrevocably accepts and submits to the jurisdiction of each of the aforesaid courts in personam, with respect to any such action, suit or proceeding (including, without limitation, claims for interim relief, counterclaims, actions with multiple defendants and actions in which such party is implied), it being understood that this provision inures to the benefit only of Specified Parties and no third parties. The Underwriters and the Company hereto irrevocably and unconditionally waive any right that they may have to a jury trial in any legal action, suit or proceeding with respect to, or arising out of or in connection with this Agreement. The Company further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered airmail, postage prepaid, to such party at its address set forth in this Agreement, with copies to counsel as specified under Section 12, such service of process to be effective upon acknowledgment of receipt of such registered mail. Nothing herein shall affect the right of the Underwriters or any person controlling the Underwriters to serve process in any other manner permitted by applicable law. The Company and the Underwriters expressly acknowledge that the foregoing waivers are intended to be irrevocable under the laws of the State of New York and of the United States of America.

     14. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                                            Very truly yours,

                                            Sprint Corporation

                                            By:____________________________
                                               Name:
                                               Title:



                                            Sprint Capital Corporation

                                            By:____________________________
                                               Name:
                                               Title:

Accepted as of the date hereof

J.P. Morgan Securities Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
UBS Warburg LLC

Acting severally on behalf
  of themselves and the
  several Underwriters named
  in Schedule II hereto.

By: J.P. Morgan Securities Inc.



         By:____________________________
            Name:
            Title:


By: Merrill Lynch, Pierce, Fenner & Smith Incorporated

         By:
            ----------------------------
            Name:
            Title:


By: UBS Warburg LLC

         By:____________________________
            Name:
            Title:


         By:____________________________
            Name:
            Title:

                                                                      SCHEDULE I

Number of Firm                                          Number of Additional
Equity Units to be Sold                                 Equity Units to be Sold


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

                                                                     SCHEDULE II

                                                          Number of
                                                          Firm Corporate Units
Underwriter                                               To Be Purchased


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